UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BIODEL INC.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2016

BIODEL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Saw Mill Road Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

(203) 796-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Biodel Inc. (“Biodel” or “the Company”) has entered into an amended and restated share exchange agreement (the “Exchange Agreement”) with Albireo Limited, a company registered in England and Wales (“Albireo”), and the holders of Albireo shares or notes convertible into Albireo shares, pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, the Company will acquire the entire issued share capital of Albireo in exchange for newly issued shares of the Company’s common stock.

On October 17, 2016, the Company issued a press release announcing that two leading proxy voting advisory firms, Institutional Shareholder Services, Inc. (ISS) and Glass, Lewis & Co., have recommended that Biodel stockholders vote “FOR” each of the proposals to be voted on at Biodel’s 2016 Annual Meeting of Stockholders scheduled for October 24, 2016, including a proposal for the issuance of Biodel’s common stock in the proposed transaction with Albireo pursuant to the Exchange Agreement.

The information in this Item 7.01 and Exhibit 99.1 referenced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing the information in this Item 7.01 of this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing or furnishing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated October 17, 2016.

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with Securities and Exchange Commission (the “SEC”) on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement has been mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIODEL INC.

Date: October 17, 2016	By:	/s/ Paul S. Bavier
	Name:	Paul S. Bavier
	Title:	Interim President, Chief Administrative Officer, Vice President Corporate Development, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated October 17, 2016.

Exhibit 99.1

Proxy Advisory Firms, ISS, Glass Lewis Recommend Biodel Stockholders

Vote in Favor of the Proposals Necessary to Complete the Company’s Planned Combination with Albireo Limited

2016 Annual Meeting of Stockholders Scheduled for October 24, 2016

DANBURY, CT — (PRNewswire) — 10/17/16 — Biodel Inc. (Nasdaq: BIOD) (“Biodel” or the “Company”) is pleased to announce that two leading proxy voting advisory firms, Institutional Shareholder Services, Inc. (ISS) and Glass, Lewis & Co., have recommended that Biodel stockholders vote “FOR” each of the proposals to be voted on at Biodel’s 2016 Annual Meeting of Stockholders scheduled for October 24, 2016, including a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo Limited (Albireo) pursuant to a previously announced share exchange agreement.

Biodel’s board of directors has unanimously approved the share exchange agreement with Albireo and determined that the proposed combination of the companies and the issuance of shares of common stock in accordance with the share exchange agreement are in the best interests of Biodel and its stockholders.

Biodel stockholders seeking copies of the definitive proxy statement for Biodel’s 2016 Annual Meeting of Stockholders or requiring additional assistance to vote can contact Biodel’s proxy solicitor, Morrow Sodali at (800) 662-5200.

About Biodel

Biodel Inc. is a specialty biopharmaceutical company focused on the development and commercialization of innovative treatments for diabetes. More information about Biodel is available at www.biodel.com.

About Albireo

Albireo Limited is a holding company for Albireo AB, a clinical-stage biopharmaceutical company focused on the development of novel bile acid modulators to treat orphan pediatric liver diseases and other liver and gastrointestinal diseases and disorders. Albireo’s clinical pipeline includes two Phase 2 product candidates and one Phase 3 product candidate. Albireo was spun out from AstraZeneca in 2008 and is backed by top-tier life science investors such as Phase4 Ventures, TPG Biotech, TVM Capital Life Science and Aberdeen Asset Management, as well as AstraZeneca.

Albireo Limited is incorporated and registered in England and Wales, and its wholly owned subsidiaries are located in Gothenburg, Sweden and Boston, Massachusetts. More information about Albireo is available at www.albireopharma.com.

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with the Securities and Exchange Commission (the SEC) on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement was mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by the words “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions. Such statements include, but are not limited to, statements regarding the anticipated completion of the proposed transaction with Albireo and the timing and benefits thereof, the estimated future performance of the combined organization, the results of stockholder voting at Biodel’s 2016 Annual Meeting of Stockholders, as well as other statements that are not historical facts.

Although Biodel’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Biodel, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, among other things, the risk regarding Biodel’s ability to obtain the stockholder approval required for the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, Biodel’s ability to regain compliance with Nasdaq listing requirements, the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, the inability of the parties to meet expectations regarding the accounting and tax treatments of the proposed transaction, the potential for the proposed transaction to involve unexpected costs, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the expected benefits of the proposed combination are not realized, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Biodel’s common stock, and other risks associated with executing business combination transactions, such as the risk that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed transaction will not be realized, risks related to future opportunities and plans for the combined organization, including uncertainty of the expected financial performance and results of the combined organization following completion of the proposed transaction, and the possibility that if the combined organization does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined organization’s common stock could decline. These forward-looking statements are based upon Biodel’s and Albireo’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks described more fully in Biodel’s filings with the SEC, including its most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and the “Risk Factors” section of the company’s proxy statement referred to above, as well as its other subsequent filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Biodel undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

BIOD-G

CONTACT:

Clayton Robertson

The Trout Group

+1 (646) 378 2964

Source: Biodel Inc.